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                                  Exhibit FS-3


             DTE Energy Company Consolidated Income Statement as of
           December 31, 1999 (See Annual Report of DTE Energy Company
               on Form 10-K for the Fiscal Year ended December 31,
        1999 (previously filed with the Commission on February 29, 2000, and incorporated herein by reference)